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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 17, 1999, with respect to the financial statements of Modtech, Inc. included in the Annual Report of Modtech Holdings, Inc. on Form 10-K for the year ended December 31, 1998.


                                          /s/ KPMG LLP
                                          --------------------------------------
                                          KPMG LLP


Costa Mesa, California
May 20, 1999